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                                                                 EXHIBIT 10.11.6

                      FIRST AMENDMENT TO SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") dated as of December 21, 1999, is made by STB Systems, Inc., a Texas corporation ("Debtor") and Bank One, Texas, N.A., individually and as Agent for the Lenders under the Credit Agreement described below ("Secured Party").

                                   BACKGROUND

        1. Debtor, Secured Party and the lenders named therein entered into that certain Credit Agreement dated as of November 21, 1997, (as heretofore amended, supplemented, or restated, the "Original Credit Agreement"), for the purpose and consideration therein expressed, pursuant to which Debtor executed
(i) in favor of Bank One, Texas, N.A. ("Bank One") that certain promissory note dated as of November 23, 1999, payable to the order of Bank One in the aggregate principal amount of $12,500,000 (the "Original Bank One Note") and (ii) in favor of Comerica Bank-Texas ("Comerica") that certain promissory note dated as of November 23, 1999, payable to the order of Comerica in the aggregate principal amount of $12,500,000; in each case which renewed and extended the promissory notes described therein (the "Original Comerica Note"; the Original Bank One Note and the Original Comerica Note are herein collectively referred to as the "Original Notes").

        2. Pursuant to the Original Credit Agreement, Debtor executed in favor of Secured Party that certain Security Agreement dated as of November 21, 1997 (the "Original Security Agreement");

        3. Debtor, Secured Party and the lenders named therein are or are to become parties to an Amended and Restated Credit Agreement of even date herewith (as amended, supplemented, or restated, the "Credit Agreement"), amending and restating the Original Credit Agreement for the purpose and consideration therein expressed.

        4. Pursuant to the Credit Agreement, Debtor executed (i) in favor of Bank One that certain promissory note of even date herewith, payable to the order of Bank One in the aggregate principal amount of $12,500,000, renewing and extending the Original Bank One Note (the "New Bank One Note") and (ii) in favor of Comerica that certain promissory note of even date herewith, payable to the order of Comerica in the aggregate principal amount of $12,500,000, renewing and extending the Original Comerica Note (the "New Comerica Note"; the New Bank One Note and the New Comerica Note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefore or thereof, in whole or in part, being herein collectively called the "Notes"); and

        4. Pursuant to the Credit Agreement, Lenders have agreed to extend credit to Debtor.

        5. In order to induce Lenders to extend such credit pursuant to the Credit Agreement, Debtor has agreed to enter into this Amendment for the purposes as stated herein.


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        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:


                                    AGREEMENT

        1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

        2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 2.

             "Amendment" means this First Amendment to Security Agreement.

             "Security Agreement" means the Original Security Agreement as amended hereby.

        3.   AMENDMENTS TO ORIGINAL SECURITY AGREEMENT.

             A. General Definitions. The definition of "Credit Agreement" in
        Section 1.1 of the Original Security Agreement is hereby amended in its entirety to read as follows:

             "CREDIT AGREEMENT" means that certain Amended and Restated Credit Agreement dated as of December 21, 1999, among Debtor, Secured Party and certain lenders (the "LENDERS"), as from time to time amended, supplemented or restated."

             B. Terms. Secured Party and Debtor hereby agree that (i) all references to the "Notes" in the Original Security Agreement shall be deemed to refer to the Notes as defined herein and (ii) all references to the "Loan Documents" in the Original Security Agreement shall be deemed to refer to the Loan Documents as defined in the Credit Agreement.

             C. Address. Debtor's address on the signature page of the Original Security Agreement is hereby amended in its entirety to read as follows:

                             "3400 Waterview
                             Richardson, TX 75080"

        3. RATIFICATION OF ORIGINAL SECURITY AGREEMENT. Debtor acknowledges that its obligations and covenants under the Original Security Agreement are not impaired by the execution and delivery of the Notes or the Credit Agreement and shall remain in full force and effect. The Original Security Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Security Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this



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Amendment shall not, except as expressly provided herein, operate as a wavier of any right, power or remedy of Secured Party or Lenders under the Original Security Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Security Agreement or any other Loan Document. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        4. FURTHER ASSURANCES. Debtor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect, continue the perfection of, and protect the security interest created or purported to be created by the Security Agreement and the first priority of such security interest; (ii) to enable Secured Party to exercise and enforce its rights and remedies thereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of the Security Agreement, including but not limited to: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Secured Party may request in order to perfect, continue the perfection of, and preserve the security interest created or purported to be created thereby; (B) delivering to Secured Party (upon request, to the extent not otherwise required hereunder to be delivered without request) all originals of chattel paper, documents or instruments which are from time to time included in the Collateral; and (C) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

        5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA; EXCEPT TO THE EXTENT THAT THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

        6. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.



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        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                       DEBTOR:

                                       STB SYSTEMS, INC.

                                       By: /s/  BRYAN F. KEYES
                                          ------------------------------------
                                       Name:
                                       Title: Vice President

                                       SECURED PARTY:
                                       BANK ONE, TEXAS, N.A., as Agent

                                       By:  /s/ RICK ROGERS
                                          ------------------------------------
                                       Name:
                                       Title: Managing Director